CENTERPOINT ENERGY, INC. 2022 LONG TERM INCENTIVE PLAN FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT FOR CHAIR OF BOARD, PRESIDENT & CEO (with Performance Goals) Pursuant to this Restricted Stock Unit Award Agreement (“Award Agreement”), CENTERPOINT ENERGY, INC. (the “Company”) hereby grants to <first_name> <last_name>, an employee of the Company, on <award_date> (the “Award Date”), a restricted stock unit award of <shares_awarded> units of Common Stock of the Company (the “RSU Award”) pursuant to the CENTERPOINT ENERGY, INC. 2022 LONG TERM INCENTIVE PLAN (the “Plan”), conditioned upon the Company’s achievement of the Performance Goals established by the Committee and subject to the terms, conditions and restrictions described in the Plan and as follows: 1. Relationship to the Plan; Definitions. This RSU Award is subject to all of the terms, conditions and provisions of the Plan in effect on the date hereof and administrative interpretations thereunder, if any, adopted by the Committee. Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan. To the extent that any provision of this Award Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Award Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan. References to the Participant herein also include the heirs or other legal representatives of the Participant. For purposes of this Award Agreement: “Award Date” means the date this RSU Award is granted to the Participant as specified in this Award Agreement. “Cause” means the Participant’s (a) gross negligence in the performance of his or her duties, (b) intentional and continued failure to perform his or her duties, (c) intentional engagement in conduct which is materially injurious to the Company or its Subsidiaries (monetarily or otherwise) or (d) conviction of a felony or a misdemeanor involving moral turpitude. For this purpose, an act or failure to act on the part of the Participant will be deemed “intentional” only if done or omitted to be done by the Participant not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company, and no act or failure to act on the part of the Participant will be deemed “intentional” if it was due primarily to an error in judgment or negligence. “Change in Control Closing Date” means the date a Change in Control is consummated. “Change in Control Payment Date” means the following: (a) If the Change in Control is a Section 409A Change in Control, then the Change in Control Payment Date shall be not later than the 70th day after the Change in Control Closing Date; and

2 (b) If the Change in Control is a Non-Section 409A Change in Control, then the Change in Control Payment Date shall be the Vesting Date(s) on which the units are paid under Section 3 hereof for the number of units indicated in Section 3 assuming continuous Employment by the Participant as of such Vesting Date(s); provided, however, in the case of the Participant’s death or Separation from Service prior to the Vesting Date(s), all shares not previously paid shall be paid not later than the 70th day after the Participant’s Termination Date except as otherwise provided in Section 7. “Covered Termination” means a Separation from Service that occurs within two years after the date upon which a Change in Control occurs and that does not result from any of the following: (a) death; (b) Disability; (c) involuntary termination for Cause; or (d) resignation by the Participant, unless such resignation is for Good Reason. “Disability” means that the Participant is both eligible for and in receipt of benefits under the Company’s long-term disability plan. “Employment” means employment with the Company or any of its Subsidiaries. “Good Reason” means any one or more of the following events: (a) a failure to maintain the Participant in the position, or a substantially equivalent position, with the Company and/or a Subsidiary, as the case may be, which the Participant held immediately prior to the Change in Control; (b) a significant adverse change in the authorities, powers, functions, responsibilities, duties, or reporting structure which the Participant held immediately prior to the Change in Control; (c) a significant reduction in the Participant’s annual base salary as in effect immediately prior to the date on which a Change in Control occurs; (d) a significant reduction in the Participant’s qualified retirement benefits, nonqualified benefits and welfare benefits provided to the Participant immediately prior to the date on which a Change in Control occurs; provided, however, that a contemporaneous diminution of or reduction in qualified retirement benefits and/or welfare benefits which is of general application and which uniformly and contemporaneously reduces or diminishes the benefits of all covered employees shall be ignored and not be considered a reduction in remuneration for purposes of this paragraph (d);

3 (e) a significant reduction in the Participant’s overall compensation opportunities (as contrasted with overall compensation actually paid or awarded) under a short-term incentive plan, a long-term incentive plan or other equity plan (or in such substitute or alternative plans) from that provided to the Participant immediately prior to the date on which a Change in Control occurs; (f) a change in the location of the Participant’s principal place of employment with the Company by more than 50 miles from the location where the Participant was principally employed immediately prior to the date on which a Change in Control occurs; or (g) a failure by the Company to provide directors and officers liability insurance covering the Participant comparable to that provided to the Participant immediately prior to the date on which a Change in Control occurs; provided, however, that no later than 30 days after learning of the action (or inaction) described herein as the basis for a termination of employment for Good Reason, the Participant shall advise the Company in writing that the action (or inaction) constitutes grounds for a termination of his or her Employment for Good Reason, in which event the Company shall have 30 days (the “Cure Period”) to correct such action (or inaction). If such action (or inaction) is not corrected prior to the end of the Cure Period, then the Participant may terminate his or her Employment with the Company for Good Reason within the 30-day period following the end of the Cure Period by giving written notice to the Company. If such action (or inaction) is corrected before the end of the Cure Period, then the Participant shall not be entitled to terminate his or her Employment for Good Reason as a result of such action (or inaction). “Non-Section 409A Change in Control” means a Change in Control that is not a Section 409A Change in Control. “Performance Goals” means the standards established by the Committee to determine in whole or in part whether the units of Common Stock under the RSU Award shall vest, which are specified in a separate document provided with this Award Agreement and made a part hereof for all purposes. “Retirement” means a Separation from Service for any reason other than by the Company for Cause or due to death or Disability, (a) on or after the attainment of age 55 and with a sum of age and years of Employment of 65 or greater or (b) with at least five years of Employment in the role of Chief Executive Officer of the Company; provided, however, that a Separation from Service will not qualify as a “Retirement” unless the following conditions are satisfied: (a) the Participant provides to the Company a comprehensive transition plan for the Participant’s role and responsibilities and such plan is approved and accepted by the Company in its sole discretion; (b) the Participant provides the Company at least three months’ written notice of the Participant’s Retirement or, if the Participant is a Section 16 Officer, reasonable advance written notice (as determined by the Committee) of the Participant’s Retirement to the Chief Human Resources Officer; and

4 (c) If the Participant is a Section 16 Officer, the Committee approves, in its sole discretion, the Participant’s Retirement under this Award Agreement prior to the Participant’s Separation from Service. “Sale of a Subsidiary” means, with respect to the Subsidiary for which the Participant is performing services at the time of the applicable event, the occurrence of any of the following events: (a) A change in the ownership of such Subsidiary, as determined in accordance with Treasury Regulation § 1.409A-3(i)(5)(v) or (b) A change in the ownership of a substantial portion of such Subsidiary’s assets, as determined in accordance with Treasury Regulation § 1.409A-3(i)(5)(vii). If the Subsidiary is not a corporation, the above referenced Treasury Regulations may be applied by analogy in accordance with guidance issued under Section 409A. “Section 16 Officer” means a Participant who is an “officer” within the meaning of Section 16 of the Exchange Act as of the date notice of the Participant’s Retirement is provided to the Chief Human Resources Officers. “Section 409A” means Code Section 409A and the Treasury regulations and guidance issued thereunder. “Section 409A Change in Control” means a Change in Control that satisfies the requirements of a change in control for purposes of Code Section 409A(a)(2)(A)(v) and the Treasury regulations and guidance issued thereunder. “Separation from Service” means a separation from service with the Company or any of its Subsidiaries within the meaning of Treasury Regulation § 1.409A-1(h) (or any successor regulation). “Termination Date” means the date of the Participant’s Separation from Service. “Vesting Date” means one or more vesting dates as specified in Section 3. 2. Establishment of RSU Award Account. The grant of units of Common Stock of the Company pursuant to this Award Agreement shall be implemented by a credit to a bookkeeping account maintained by the Company evidencing the accrual in favor of the Participant of the unfunded and unsecured right to receive a corresponding number of shares of Common Stock, which right shall be subject to the terms, conditions and restrictions set forth in the Plan and to the further terms, conditions and restrictions set forth in this Award Agreement. Except as otherwise provided in Section 12 of this Award Agreement, the units of Common Stock credited to the Participant’s bookkeeping account may not be sold, assigned, transferred, pledged or otherwise encumbered until the Participant has been registered as the holder of shares of Common Stock on the records of the Company, as provided in Sections 4, 5, 6, or 7 of this Award Agreement.

5 3. Vesting of RSU Award. Unless earlier vested or forfeited pursuant to this Section 3 or Section 4 or 5 below, the Participant’s right to receive shares of Common Stock under this Award Agreement, if any, shall vest with respect to the number of units and on the Vesting Date(s) as shown in the following schedule, conditioned upon achievement of the applicable Performance Goals: <vesting_schedule> No later than 60 days after each Vesting Date, the Committee shall determine the extent to which the applicable Performance Goals have been achieved. Upon completing its determination of the level at which the Performance Goals have been achieved, the Committee shall notify the Participant, in the form and manner as determined by the Committee, of the number of shares of Common Stock (if any) under this Award Agreement that will be issued to the Participant pursuant to Section 6. Except as provided in Sections 4 and 5 below, the Participant must be in continuous Employment during the period beginning on the Award Date and ending on the Vesting Date(s) in order for the units (as indicated above) of the RSU Award to vest on such Vesting Date(s); otherwise, all unvested units shall be forfeited as of the Participant’s Termination Date. 4. Effect of Separation from Service; Timing of Distribution. (a) Death or Disability. Notwithstanding Section 3 above, if the Participant’s Termination Date occurs prior to (i) the final Vesting Date and (ii) the occurrence of a vesting event described in Section 5(b), 5(c), or 5(d) (in connection with a Change in Control or a Sale of a Subsidiary), and is due to the Participant’s death or Separation from Service due to Disability, then, without regard to the Performance Goals, the Participant shall vest in the right to receive the total number of unvested units of Common Stock subject to this Award Agreement. (b) Retirement. Notwithstanding Section 3 above, if the Participant’s Termination Date occurs prior to (x) the final Vesting Date and (y) the occurrence of a vesting event described in Section 5(b), 5(c), or 5(d) (in connection with a Change in Control or a Sale of a Subsidiary) and is due to the Participant’s Retirement, then the Participant shall vest in the right to receive the total number, if any, of unvested units of Common Stock subject to this Award Agreement based upon the Committee’s determination of the achievement of the applicable Performance Goals as provided in Section 3, provided, however, that if the Participant’s Retirement occurs before the January 1 immediately following the Award Date, the number of shares such Participant shall receive shall be pro-rated by multiplying (A) the total number of units of Common Stock covered by this RSU Award based upon the Committee’s determination of the achievement of the Performance Goals as provided in Section 3 by (B) a fraction, the numerator of which is the number of days that have elapsed from the Award Date to the Participant’s Termination Date and the denominator of which is the total number of days from the Award Date until the final Vesting Date, and subtracting any units that vested prior to the Termination Date. If the Participant is a Section 16 Officer, benefits under this Section 5(b)(iii) shall be subject to the approval of the Committee, whose approval must occur prior to the Participant’s Termination Date and is at the sole discretion of the Committee.

6 (c) Timing of Distribution. (i) Death or Disability. If the Participant is entitled to a benefit pursuant to Section 4(a) hereof due to the Participant’s death or Separation from Service due to Disability, then the number of shares of Common Stock determined in accordance with the applicable provision of this Section 4 shall be distributed not later than the 70th day after the Participant’s Termination Date except as otherwise provided in Section 7. (ii) Retirement. If the Participant is entitled to a benefit pursuant to Section 4(b) hereof due to the Participant’s Retirement, then the number of shares of Common Stock determined in accordance with Section 4(b), as applicable, shall be distributed on or within 70 days after the Vesting Date(s) upon which such units would be paid under Section 3 hereof assuming continuous Employment by the Participant as of such Vesting Date(s). (d) Dividend Equivalents. Upon the date of distribution of shares of Common Stock under this Section 4, the Participant shall also be entitled to receive Dividend Equivalents for the period from the Award Date to the date such vested shares of Common Stock are distributed to the Participant (in accordance with the requirements of Section 409A, to the extent applicable). 5. Change in Control. (a) Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiror"), may, without the Participant’s consent, either assume or continue the Company’s rights and obligations under this Award Agreement or provide a substantially equivalent award in substitution for the units subject to this RSU Award. (b) Vesting Upon a Change in Control. Notwithstanding any provision of this Award Agreement to the contrary and without regard to the Performance Goals, if (i) there is a Change in Control and the Change in Control Closing Date occurs prior to the final Vesting Date and prior to the Participant’s Separation from Service (other than due to Retirement) and (ii) the Acquiror does not assume or continue this RSU Award or provide a substantially equivalent award in substitution for this RSU Award pursuant to Section 5(a), then, upon the Change in Control Closing Date, the Participant’s right to receive the unvested units of Common Stock subject to this Award Agreement shall be fully vested. Notwithstanding the foregoing, in the event the Change in Control occurs after the Participant has had a Separation from Service due to Retirement and such Retirement occurred before the January 1 immediately following the Award Date, the number of shares of Common Stock such Participant shall receive under this Section 5(b) shall be pro-rated based on the number of days that elapsed from the Award Date to the Participant’s Termination Date over the total number of days from the Award Date until the final Vesting Date and reduced by the number of any shares received under Section 4(b).

7 (c) Vesting Upon a Covered Termination. Notwithstanding any provision of this Award Agreement to the contrary and without regard to the Performance Goals, if the Participant experiences a Covered Termination prior to the final Vesting Date, then, upon the date of the Covered Termination, the Participant’s right to receive any unvested units of Common Stock subject to this Award Agreement shall be fully vested. (d) Vesting Upon the Sale of a Subsidiary. Notwithstanding any provision of this Award Agreement to the contrary and without regard to the Performance Goals, if (i) there is a Sale of a Subsidiary with respect to the Participant prior to the final Vesting Date and (ii) the Participant’s employment with the Company and all Subsidiaries (other than any entity that ceases to be a Subsidiary as a result of the Sale of a Subsidiary) ceases upon and in connection with such Sale of a Subsidiary, then upon such Sale of a Subsidiary, the Participant shall vest in the right to receive a number of the shares of Common Stock (rounded up to the nearest whole share) with respect to the unvested portion of this RSU Award determined by multiplying (x) the total number of units of Common Stock covered by this RSU Award by (y) a fraction, the numerator of which is the number of days that have elapsed from the Award Date to the date the Sale of a Subsidiary is consummated and the denominator of which is the total number of days from the Award Date until the final Vesting Date, and subtracting any units that vested prior to the Sale of the Subsidiary. The Participant’s right to receive any additional shares pursuant to this Award Agreement shall be forfeited at such time. (e) Distributions Upon a Change in Control or Sale of a Subsidiary. If the Participant is entitled to a benefit pursuant to Section 5(b), 5(c), or 5(d) hereof, then this RSU Award shall be settled by one or more distributions to the Participant of: (i) The number of units of Common Stock subject to this Award Agreement not previously vested or forfeited pursuant to Sections 3 or 4 above (or such pro-rated amount as set forth in Section 5(b) or 5(d), if applicable), plus (ii) Dividend Equivalents on such units of Common Stock in the form of shares of Common Stock (rounded up to the nearest whole share) for the period commencing on the Award Date and ending on the date immediately preceding the date of the distribution. In lieu of the foregoing distribution in shares, the Committee, in its sole discretion, may direct that such distribution be made to the Participant in one or more cash payments equal to: (x) The product of (A) the Fair Market Value per share of Common Stock on the date immediately preceding the date of the distribution and (B) the number of units of Common Stock subject to this Award Agreement not previously vested or forfeited pursuant to Sections 3 or 4 above (or such pro-rated amount as set forth in Section 5(b) or 5(d), if applicable), plus (y) Dividend Equivalents on such units of Common Stock for the period commencing on the Award Date and ending on the date immediately preceding the date of the distribution.

8 Such distribution under this Section 5, whether in the form of shares of Common Stock or, if directed by the Committee, in cash, shall satisfy the rights of the Participant and the obligations of the Company under this Award Agreement in full. (f) Timing of Distribution. (i) No Assumption or Substitution. If the Participant is entitled to a benefit pursuant to Section 5(b), distributions shall be made in accordance with Section 5(e) on the Change in Control Payment Date. (ii) Covered Termination. If the Participant is entitled to a benefit pursuant to Section 5(c) on account of a Covered Termination, distributions shall be made in accordance with Section 5(e) not later than the 70th day after the Participant’s Termination Date except as otherwise provided in Section 7. (iii) Sale of a Subsidiary. If the Participant is entitled to a benefit pursuant to Section 5(d), distributions shall be made in accordance with Section 5(e) not later than the 70th day after the date the Sale of a Subsidiary is consummated. 6. Payment of RSU Award Under Section 3. Upon the vesting of the Participant’s right to receive a number of the shares of Common Stock pursuant to Section 3 under this Award Agreement, such shares of Common Stock will be distributed not later than the 70th day after the applicable Vesting Date. Moreover, upon the date of distribution of shares of Common Stock, the Participant shall also be entitled to receive Dividend Equivalents for the period commencing on the Award Date and ending on the date such vested shares of Common Stock are distributed to the Participant (in accordance with the requirements of Section 409A, to the extent applicable). 7. Delay of Distribution to Certain Participants. With respect to any benefits payable hereunder upon the Participant’s Separation from Service (other than a Separation from Service due to the Participant’s death), if as of the Participant’s Termination Date, the Participant is a “specified employee” (within the meaning of Section 409A(a)(2)(B)), then such benefits shall not be distributed until the date that is the earlier of (a) the second business day following the end of the six-month period commencing on the Participant’s Termination Date or (b) the Participant’s date of death, if death occurs during such six-month period. 8. Confidentiality. The Participant agrees that the terms of this Award Agreement are confidential and that any disclosure to anyone for any purpose whatsoever (save and except disclosure to financial institutions as part of a financial statement, financial, tax and legal advisors, or as required by law) by the Participant or his or her agents, representatives, heirs, children, spouse, employees or spokespersons shall be a breach of this Award Agreement and the Company may elect to revoke the grant made hereunder, seek damages, plus interest and reasonable attorneys’ fees, and take any other lawful actions to enforce this Award Agreement. 9. Participant Obligations. (a) Confidentiality. The Participant acknowledges that in the course of his or her employment with the Company, the Company agrees to provide to the Participant

9 Confidential Information regarding the Company and the Company’s business and has previously provided the Participant other such Confidential Information. In return for this and other consideration, provided under this Award Agreement, the Participant agrees that he or she will not, while employed by the Company and thereafter, disclose or make available to any other person or entity, or use for his own personal gain, any Confidential Information, except for such disclosures as required in the performance of his or her duties hereunder or as may otherwise be required by law or legal process (in which case the Participant shall notify the Company of such legal or judicial proceeding by a non- governmental party as soon as practicable following his receipt of notice of such a proceeding, and permit the Company to seek to protect its interests and information). Nothing in this Award Agreement, however, limits or precludes Participant from making a good faith voluntary report, charge, complaint, or claim to or providing truthful testimony and documents as required by law or under oath pursuant to a subpoena, court order, or request by the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state, or local government agency or commission (“Government Agencies”). Participant further understands that this Award Agreement does not limit Participant’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information to the Government Agency, without notice to the Company. For purposes of this Award Agreement, “Confidential Information” shall mean any and all information, data and knowledge that has been created, discovered, developed or otherwise become known to the Company or any of its affiliates or ventures or in which property rights have been assigned or otherwise conveyed to the Company or any of its affiliates or ventures, which information, data or knowledge has commercial value in the business in which the Company is engaged, except such information, data or knowledge as is or becomes known to the public without violation of the terms of this Award Agreement. By way of illustration, but not limitation, Confidential Information includes business trade secrets, secrets concerning the Company’s plans and strategies, nonpublic information concerning material market opportunities, technical trade secrets, processes, formulas, know-how, improvements, discoveries, developments, designs, inventions, techniques, marketing plans, manuals, records of research, reports, memoranda, computer software, strategies, forecasts, new products, unpublished financial information, projections, licenses, prices, costs, and employee, customer and supplier lists or parts thereof. The Participant acknowledges notice that under the federal Defend Trade Secrets Act (DTSA), no individual may be held criminally or civilly liable under federal or state trade secret law for a trade secret disclosure that complies with 18 U.S.C. §1833(b) such as a disclosure (i) made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and made solely for the purpose of reporting or investigating a suspected violation of law or (ii) made in a complaint or other document filed in a lawsuit or other adjudicatory proceeding, if such filing is made under seal. Also, under the DTSA, an individual pursuing a legal claim for retaliation by an employer for reporting a suspected violation of the law may disclose a trade secret to his/her attorney and use it in information in the court or adjudicatory proceeding if the individual files any document containing the trade secret under seal and does not disclose the trade secret except to an order of the court or adjudicator.

10 (b) Return of Property. The Participant agrees that at the time of his or her Separation from Service, he or she will deliver to the Company (and will not keep in his or her possession, recreate or deliver to anyone else) all Confidential Information as well as all other devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, customer or client lists or information, or any other documents or property (including all reproductions of the aforementioned items) belonging to the Company or any of its affiliates or ventures, regardless of whether such items were prepared by the Participant. (c) Non-Solicitation and Non-Competition. (i) Non-Solicitation. For consideration provided under this Award Agreement, including, but not limited to the Company’s agreement to provide the Participant with Confidential Information (as defined in Section 9(a)) regarding the Company and the Company’s business, the Participant agrees that, while employed by the Company and for one year following his or her Separation from Service, he or she shall not, without the prior written consent of the Company, directly or indirectly, (i) hire or induce, entice or solicit (or attempt to induce, entice or solicit) any employee of the Company or any of its affiliates or ventures to leave the employment of the Company or any of its affiliates or ventures or (ii) solicit or attempt to solicit the business of any customer or acquisition prospect of the Company or any of its affiliates or ventures with whom the Participant had any actual contact while employed at the Company. (ii) Non-Competition. For consideration provided under this Award Agreement, including, but not limited to the Company’s agreement to provide the Participant with Confidential Information regarding the Company and the Company’s business, the Participant agrees that while employed by the Company and for one year following a Separation from Service he or she will not, without the prior written consent of the Company, acting alone or in conjunction with others, either directly or indirectly, engage in any business that is in competition with the Company or accept employment with or render services to such a business as an officer, agent, employee, independent contractor or consultant, or otherwise engage in activities that are in competition with the Company. (iii) Restricted Area. The restrictions contained in this Section 9(c) are limited to a 50-mile radius around any geographical area in which the Company engages (or has definite plans to engage) in operations or the marketing of its products or services at the time of the Participant’s Separation from Service. (iv) Minnesota Participants. If the Participant primarily resides and works for the Company in Minnesota when last employed with the Company or any of its affiliates, the post-employment non-competition covenant set forth in Section 9(c)(ii) above shall not apply to the Participant. (d) Restrictions Reasonable. The Participant acknowledges that the restrictive covenants under this Section 9, for which the Participant received valuable consideration from the Company as provided in this Award Agreement, including, but not limited to the

11 Company’s agreement to provide the Participant with Confidential Information regarding the Company and the Company’s business are ancillary to otherwise enforceable provisions of this Award Agreement that the consideration provided by the Company gives rise to the Company’s interest in restraining the Participant from competing and that the restrictive covenants are designed to enforce the Participant’s consideration or return promises under this Award Agreement. Additionally, the Participant acknowledges that these restrictive covenants contain limitations as to time, geographical area, and scope of activity to be restrained that are reasonable and do not impose a greater restraint than is necessary to protect the goodwill or other legitimate business interests of the Company, including, but not limited to, the Company’s need to protect its Confidential Information. (e) Violations. If the Participant violates any provision of this Section 9, the Participant shall not be entitled to receive any amounts that would otherwise be payable to the Participant with respect to this RSU Award, and such amounts shall be forfeited. If the Participant violates any provision of this Section 9 after amounts under this RSU Award have been paid or if the Company learns of the violation after amounts under this RSU Award have been paid, the Participant shall repay to the Company the Common Shares (or the equivalent value thereof determined as of the date of the Company’s demand) or the cash received, as the case may be, within thirty (30) days of receiving a demand from the Company for the repayment of the award. Further, the Company shall be entitled to an award of attorneys’ fees incurred with securing any relief hereunder and/or pursuant to a breach or threatened breach of this Section 9. 10. Notices. For purposes of this Award Agreement, notices to the Company shall be deemed to have been duly given upon receipt of written notice by the Corporate Secretary of CenterPoint Energy, Inc., 1111 Louisiana, Houston, Texas 77002, or to such other address as the Company may furnish to the Participant. Notices to the Participant shall be deemed effectively delivered or given upon personal, electronic, or postal delivery of written notice to the Participant, the place of Employment of the Participant, the address on record for the Participant at the human resources department of the Company, or such other address as the Participant hereafter designates by written notice to the Company. 11. Shareholder Rights. The Participant shall have no rights of a shareholder with respect to the units of Common Stock subject to this Award Agreement, unless and until the Participant is registered as the holder of such shares of Common Stock. 12. Successors and Assigns. This Award Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns except as expressly prohibited herein and in the Plan. Notwithstanding anything herein or in the Plan to the contrary, the units of Common Stock are transferable by the Participant to Immediate Family Members, Immediate Family Member trusts, and Immediate Family Member partnerships pursuant to Section 13 of the Plan. 13. No Employment Guaranteed. Nothing in this Award Agreement shall give the Participant any rights to (or impose any obligations for) continued Employment by the

12 Company or any Subsidiary, or any successor thereto, nor shall it give such entities any rights (or impose any obligations) with respect to continued performance of duties by the Participant. 14. Waiver. Failure of either party to demand strict compliance with any of the terms or conditions hereof shall not be deemed a waiver of such term or condition, nor shall any waiver by either party of any right hereunder at any one time or more times be deemed a waiver of such right at any other time or times. No term or condition hereof shall be deemed to have been waived except by written instrument. 15. Compliance with Section 409A. It is the intent of the Company and the Participant that the provisions of the Plan and this Award Agreement comply with Section 409A and will be interpreted and administered consistent therewith. Accordingly, (a) no adjustment to the RSU Award pursuant to Section 14 of the Plan and (b) no substitutions of the benefits under this Award Agreement, in each case, shall be made in a manner that results in noncompliance with the requirements of Section 409A, to the extent applicable. 16. Modification of Award Agreement. Any modification of this Award Agreement is subject to Section 15 hereof and shall be binding only if evidenced in writing and signed by an authorized representative of the Company. 17. Severability. If any provision of this Award Agreement is, becomes or is deemed to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of the Award Agreement shall not be affected thereby.